UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

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PEREGRINE PHARMACEUTICALS, INC.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 27, 2008

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders on Tuesday, October 21, 2008, at 10:00 a.m. Pacific Daylight Time at the Wyndham Hotel, 3350 Avenue of the Arts, Costa Mesa, California.

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be transacted at the meeting and provides other information about the Company that you should know when you vote your shares.

Your vote is very important.  Instructions for voting appear on the proxy card or the voting instruction form.  Please review the instructions on the proxy card or the voting instruction form forwarded by your bank, broker or other holder of record regarding each of these voting options.

In addition to the formal business to be transacted, management will make a presentation on developments during the past year and respond to comments and questions of general interest to stockholders.

We hope you will be able to attend the meeting and we look forward to seeing you on Tuesday, October 21, 2008.

Very truly yours, /s/ Steven W. King Steven W. King President, Chief Executive Officer and Director

14282 Franklin Avenue ● Tustin, California 92780 ● (714) 508-6000 ● Fax (714) 838-9433

14282 Franklin Avenue ● Tustin, California 92780

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, October 21, 2008

Time:	10:00 a.m. Pacific Daylight Time

Place:	Wyndham Hotel at the Orange County Performing Arts Center 3350 Avenue of the Arts Costa Mesa, California 92626

Items of Business:
1.    To elect five directors to our Board of Directors until the next annual meeting and until their successors are elected and qualified;
2.    To ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for our current fiscal year ending April 30, 2009;
3.    To approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of shares of our common stock issued and outstanding at a ratio to be established by our Board of Directors in its discretion, of up to one for ten (but not less than one for three);
4.    To approve our 2008 Stock Incentive Plan; and
5.    To transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date:	You are entitled to notice of, and to vote at the annual meeting and any adjournments of that meeting, if you were a stockholder of record at the close of business on August 22, 2008.

Voting by Proxy:
Please submit the enclosed proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions regarding voting, please refer to the Questions and Answers beginning on page 1 of the Proxy Statement and the instructions on your proxy card.

By Order of the Board of Directors, /s/ Paul J. Lytle Paul J. Lytle Chief Financial Officer and Corporate Secretary

Tustin, California
August 27, 2008

This Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying proxy card are being distributed on or about September 8, 2008

PROXY STATEMENT

General Information

Your vote is very important.  For this reason, the Board of Directors of Peregrine Pharmaceuticals, Inc., a Delaware corporation (referred to as “we,” “us,” “our,” “Company,” or “Peregrine”), is soliciting your proxy to vote your shares of common stock at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting.

Why am I receiving these materials?

Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.  This Proxy Statement is being sent to all stockholders of record as of the close of business on August 22, 2008 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the 2008 Annual Meeting of Stockholders to be held on October 21, 2008.  We intend to commence mailing this Proxy Statement and accompanying proxy card on or about September 8, 2008 to all stockholders entitled to vote at the Annual Meeting.

Our Financial Information

The Annual Report to Stockholders of the Company for the fiscal year ended April 30, 2008, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

Who is eligible to vote?

Stockholders of Peregrine, as recorded in our stock register at the close of business on August 22, 2008, can vote at the Annual Meeting.  Each share of Peregrine’s common stock is entitled to one vote.  As of August 22, 2008, there were 226,210,617 shares of our common stock outstanding and entitled to vote.

How do I vote?

There are three ways to vote by proxy:

(1)	by mail;
(2)	by telephone; or
(3)	via the Internet.

You may also vote in person at the Annual Meeting.  If you choose to vote by mail, mark your proxy card enclosed with the Proxy Statement, date and sign it, and mail it in the postage-paid envelope.  If you vote by telephone or via the Internet, please do not return a signed proxy card.  We recommend you vote by proxy even if you plan to attend the meeting.  You can always change your vote at the Annual Meeting.  Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote in person at the meeting, you must obtain a legal proxy issued in your name from such broker, bank or other nominee.

Who pays the cost of proxy solicitation?

Our Board of Directors is soliciting the enclosed proxy.  We will make proxy solicitations by electronic or regular mail and we will bear the costs of this solicitation.  We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock to forward the proxy soliciting materials to the beneficial owners of such common stock and to obtain authorization for the execution of proxies.  We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. In the event we decide to hire a service to solicit proxies, we would expect such service to cost less than $10,000 plus reasonable and approved out-of-pocket expenses.

What is a proxy?

Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct.  You may vote for all, some or none of our director candidates.  You may also vote for or against the other proposals or abstain from voting.

How do I specify how I want my shares voted?

If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card.  Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.

If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors on that proposal.  That recommendation is shown for each proposal on the proxy card.

How do I vote if I am a beneficial stockholder?

If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote the shares.  You should complete a Voting Instruction Card which your broker or nominee is obligated to provide you.  If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy issued in your name.

Brokerage firms have the authority under the NASDAQ Stock Market rules to vote shares on routine matters for which their customers do not provide voting instructions.  While the amendment to our certificate of incorporation to effect a reverse stock split of our outstanding shares should be considered a routine matter, we urge you to instruct your broker or other nominee how to vote your shares, because without those instructions, your broker or other nominee might not vote your shares with regard to the amendment to our certificate of incorporation.

What are the Board of Directors’ voting recommendations?

For the reasons set forth in more detail later in the Proxy Statement, our Board of Directors recommends that you vote FOR the following proposals:

1.	the election of our five directors;
2.	the ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2009;
3.	the approval of the amendment to our certificate of incorporation to effect a reverse stock split of shares of our common stock; and
4.	the approval of our 2008 Stock Incentive Plan.

Can I revoke a proxy?

To revoke your proxy if you are a stockholder of record, you must advise our Secretary in writing before the meeting, deliver a validly executed proxy with a later date that we receive prior to the meeting, or attend the meeting and vote your shares in person. You may revoke your proxy at any time before your shares are voted. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

What is a quorum?

In order to carry on the business of the meeting, we must have a quorum.  This means that at least a majority of the outstanding shares eligible to vote on the record date must be present at the meeting, either by proxy or in person.  Abstentions and broker non-votes are counted as present at the meeting for determining whether we have a quorum.  A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

How many votes are needed to have the proposals pass?

For the reasons set forth in more detail later in the Proxy Statement, our Board of Directors recommends that you vote for the following four proposals:

Proposal No. 1 -	the election of our five directors;
Proposal No. 2 -	the ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2009;
Proposal No. 3 -	the approval of the amendment to our certificate of incorporation to effect a reverse stock split of shares of our common stock; and
Proposal No. 4 -	the approval of our 2008 Stock Incentive Plan.

The Board of Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting.  Accordingly, abstentions and broker non-votes as to the election of directors will not be counted in determining which nominees received the largest number of votes cast.

In order for Proposal No. 2 and Proposal No. 4 to pass, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for each.  Only proxies and ballots indicating votes “FOR,” “AGAINST” or “ABSTAIN” on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote.  Broker non-votes will have no effect on the result of the vote on Proposal No. 4 although they will count toward the presence of a quorum.  Abstentions as to the proposal will have the same effect as votes against a proposal.

In order for Proposal No. 3 to pass, the affirmative vote of stockholders holding a majority of the outstanding shares of our common stock as of the record date is required.  While the amendment to our certificate of incorporation to effect a reverse stock split of our outstanding shares should be considered a routine matter, we urge you to instruct your broker or other nominee how to vote your shares, because without those instructions, your broker or other nominee might not vote your shares with regard to the amendment to our certificate of incorporation.

How are the votes counted?

                All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes and abstentions.  Any information that identifies a stockholder or the particular vote of a stockholder is kept confidential.

What is “Householding” of annual meeting materials?

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports.  This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 14282 Franklin Avenue, Tustin, California, 92780, Attn: Investor Relations, telephone: (714) 508-6000.  If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

PROPOSAL NO 1: ELECTION OF DIRECTORS

The first proposal on the agenda for the Annual Meeting will be electing five directors to serve until the next annual meeting or until their successors are elected.  There are five nominees for the five currently authorized seats on our Board of Directors.  Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting FOR the election of the nominees presented below.

Under Delaware law, the five nominees receiving the highest number of votes will be elected as directors at the Annual Meeting.  As a result, proxies voted to “Withhold Authority” and broker non-votes will have no practical effect.

Each person nominated for election is currently serving as a director of Peregrine and each nominee has consented to serve as a director for the ensuing year.  If any nominee becomes unavailable to serve for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve.

Information with respect to the number of shares of common stock beneficially owned by each director as of August 15, 2008 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.”  The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

DIRECTOR BIOGRAPHY
Name and Age	Principal Occupation and Business Experience	Director Since
Thomas A. Waltz, M.D. , Chairman of the Board (age 75)
Dr. Waltz is a neurosurgeon and is Senior Consultant in Neurosurgery of the Scripps Clinic in La Jolla, California.  Dr. Waltz was Chairman and CEO of the Scripps Clinic from 1991 to 2000 and President of the Scripps Clinic Medical Group from 1990 to 2000.  During his tenure as CEO of the Scripps Clinic, he was responsible for an organization with 400 physicians, 1,200 employees and an operating budget of $350 million.  In addition to his current clinical practice, he is on the Board of Genoptix Inc. and Premera Blue Cross of Washington and Alaska.  Genoptix is a publically traded (GXDX) company that provides specialized clinical laboratory services to patients with hematologic diseases and the hematologists and oncologists who care for them.   Premera is a not-for-profit Blue Cross medical insurance provider insuring more than one million enrollees in Washington, Alaska and Oregon.  From 2001 until early 2008, Dr. Waltz was on the Board of The Doctors Company.  The Doctors Company provides medical malpractice insurance to physicians in the United States.  Dr. Waltz received his undergraduate degree from the University of Cincinnati, his M.D. from Vanderbilt University, and his neurosurgical training at Baylor College of Medicine in Houston.  He also had training in Neurology at The National Hospital for Neurological Diseases in London, England and Neuropathology at Oxford University.

2004
Carlton M. Johnson (age 48)
Mr. Johnson has served as a director since November 1999.  Mr. Johnson currently serves as in-house legal counsel for Roswell Capital Partners, LLC and has served as in-house legal counsel for Equiplace Securities, LLC and Swartz Investments, LLC since 1996.  Mr. Johnson has been an active member of the Alabama State Bar since 1986, the Florida Bar since 1988, and the State Bar of Georgia since 1997.  He has been a shareholder in the Florida AV-rated, Bar-registered firm of Smith, Sauer, DeMaria & Johnson and Vice President and President-Elect of the 600 member Escambia-Santa Rosa Bar Association.  He also served on the Florida Bar Young Lawyers Division Board of Governors.  Mr. Johnson earned his degree with high honors in History/Political Science at Auburn University and his Juris Doctor, also with high honors, at Samford University – Cumberland School of Law.  Mr. Johnson also serves on the board of Patriot Scientific Corporation, a publicly traded company.

1999

Name and Age	Principal Occupation and Business Experience	Director Since
Steven W. King (age 44)
Mr. King has served as our President and Chief Executive Officer since March 2003.  From August 2002 to such date, Mr. King served as Chief Operating Officer of Peregrine.  From February 2000 to August 2002, Mr. King served as our Vice President of Technology and Product Development.  Mr. King joined Peregrine in 1997 in the capacity of Director of Research and Development.  Mr. King was responsible for planning and launching our wholly owned contract manufacturing subsidiary, Avid Bioservices, Inc., in 2002.  Mr. King has served as the President of Avid since its inception.  Mr. King was previously employed at Vascular Targeting Technologies, Inc. (formerly known as Peregrine Pharmaceuticals, Inc.), a company we acquired in 1997, which held the rights to the Vascular Targeting Agent technology.  Mr. King previously worked with Dr. Philip Thorpe, inventor of our Anti-Phosphatidylserine (“Anti-PS”) Immunotherapeutic and VTA technology platforms, at the University of Texas Southwestern Medical Center at Dallas and is a co-inventor on over 40 U.S. and foreign patents and patent applications in the Vascular Targeting Agent field.  Mr. King received his Bachelor’s and Master’s degrees from Texas Tech. University in Cell and Molecular Biology.

2003
David H. Pohl (age 71)
Mr. Pohl served as Chairman of the Board, President and CEO of Patriot Scientific Corporation from June 2005 to June 2007, and was a member of its board of directors from April 2001 until February 2008.  Mr. Pohl also served as an officer of Patriot from January 2001 to March 2002.  He is currently Chairman of the Board of Wellness.com, Inc., a privately held Internet enterprise, and two of its affiliates.  Mr. Pohl was in the private practice of law counseling business clients from 1997 to 2005, and from 1995 to 1996 was Special Counsel to the Ohio Attorney General regarding entrepreneurial investments by state employee pension funds.  Previously, he was a Senior Attorney with Jones Day Reavis & Pogue, a large U.S. law firm, and held positions as a senior officer and general counsel in large financial services corporations that developed assets of more than $1 billion.  Mr. Pohl is a member of the Corporate Directors Forum of San Diego, the Intellectual Property Law and Business Law Sections of the State Bar of California, has served as a member of the Board of Governors of the Corporate Counsel Section of the Ohio State Bar Association, and is an Emeritus member of the Board of Directors of the American Financial Services Association, Washington, D.C. Mr. Pohl earned a Juris Doctor degree from the Ohio State University College of Law, and also holds a B.S. in Administrative Sciences from Ohio State.

2004
Eric S. Swartz (age 52)
Mr. Swartz is the founder and President of Roswell Capital Partners, LLC and was the founder and former President of Equiplace Securities, LLC and Swartz Investments, LLC, a company he started in 1993.  Prior to 1993, Mr. Swartz was a Vice President at Bear Stearns & Co. specializing in foreign institutional equity investments in U.S. securities.  Prior to that, Mr. Swartz was a Vice President with Oppenheimer & Co., where he was involved in overseas placements of equity and debt for institutions in Germany, Austria, Switzerland, France, Australia, and New Zealand.  Mr. Swartz has approximately 20 years of experience in the securities business.
1999

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NOMINEE DIRECTOR NAMED IN PROPOSAL NO. 1.

CORPORATE GOVERNANCE

Our Board of Directors strongly believes in good corporate governance policies and practices.  We expect to continue to seek and implement those corporate governance practices that we believe will promote a high level of performance from our Board of Directors, officers and employees.  This section describes key corporate governance guidelines and practices that our Board has adopted.  Copies of the following corporate governance documents are posted on our website at www.peregrineinc.com (this website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement): (1) Code of Business Conduct and Ethics, (2)  Charter of the Compensation Committee of the Board of Directors, (3)  Charter of the Audit Committee of the Board of Directors, and (4)  Charter of the Nominating Committee of the Board of Directors.  If you would like a printed copy of any of these corporate governance documents, please send your request to Peregrine Pharmaceuticals, Inc., Attention: Corporate Secretary, 14282 Franklin Avenue, Tustin, California  92780.

Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the Delaware General Corporation Law and our Bylaws.  Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance.  Among the primary responsibilities of our Board of Directors is the oversight of the management of our company.  Our directors remain informed of our business and management’s activities by reviewing documents provided to them before each board meeting and by attending presentations made by our chief executive officer and other members of management. The Board of Directors held eleven (11) formal meetings during the fiscal year ended April 30, 2008.  Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which he served during the fiscal year ended April 30, 2008.  In addition, members of the Board of Directors have access to our books, records and reports and independent auditors and advisors.  Members of our management frequently interact with and are at all times available to our directors.

Director Independence

Under applicable NASDAQ Marketplace rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of the current directors, as well as those standing for re-election, are independent directors as defined by the NASDAQ Marketplace Rules governing the independence of directors, except for Steven W. King, our President and Chief Executive Officer.

Our Audit, Compensation and Nominating Committees are composed entirely of independent directors as required by applicable SEC and NASDAQ rules, including Rule 10A-3 under the Exchange Act.  In addition, there are no family relationships among any of the directors or executive officers of the Company.

Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of any members of Peregrine’s management.  The independent members of the Board of Directors met in eleven (11) executive sessions during the fiscal year ended April 30, 2008.

Committees of Our Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee.  Each of the three committees maintains a written charter approved by the Board of Directors.   The following is a summary of our three standing committees:

Compensation Committee.  The primary purposes of the Compensation Committee of the Board of Directors is to: (i) establish the compensation policy of Peregrine Pharmaceuticals, Inc. (the “Company”); (ii) ensure that the compensation of the Board of Directors, Chief Executive Officer and other corporate officers of the Company enables it to attract and retain high-quality leadership and is consistent with such policy; (iii) review the performance and development of the Company’s Chief Executive Officer and other corporate officers in achieving Company goals and objectives and to ensure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company; and (iv) produce an annual report on executive compensation for inclusion in the Company’s proxy statements, in accordance with applicable rules and regulations.  The Compensation Committee held six (6) meetings during the fiscal year ended April 30, 2008.  The Compensation Committee has the authority to determine director and executive compensation and may not delegate this authority.  The Compensation Committee’s members are currently Mr. Eric S. Swartz (chairman of the committee), Mr. Carlton M. Johnson, Mr. David H. Pohl, and Dr. Thomas A. Waltz.  Each of these members is independent under NASDAQ listing standards currently in effect.

Audit Committee.  The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of the independent auditors, and responsibility for reviewing and discussing, prior to filing or issuance, with management and the independent auditors (when appropriate) the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K. The Audit Committee carries out its responsibilities in accordance with the terms of its charter.  The Audit Committee met five (5) times during the year ended April 30, 2008.  The Audit Committee of our Board of Directors has determined that Mr. Carlton M. Johnson is an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”) and is independent under the current listing standards of NASDAQ.  The Audit Committee meets the NASDAQ composition requirements, including the requirements regarding financial literacy and financial sophistication.  The current Audit Committee members are Mr. Carlton M. Johnson (chairman of the committee), Mr. David H. Pohl, Mr. Eric S. Swartz, and Dr. Thomas A. Waltz.  Each of these members is independent under NASDAQ listing standards currently in effect.

Nominating Committee.  The primary purpose of the Nominating Committee of the Board is to (i) make recommendations to the Board regarding the size of the Board, (ii) make recommendations to the Board regarding criteria for the selection of director nominees, (iii) identify and recommend to the Board for selection as director nominees individuals qualified to become members of the Board, including stockholder recommendations, and (iv) recommend committee assignments to the Board.  The qualities and skills sought in prospective members of the Board will be determined by the independent directors.  Generally, director candidates must be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspective and skills appropriate for the Company.  Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. The Nominating Committee met two (2) times during the year ended April 30, 2008.  The Nominating Committee’s members are Mr. David H. Pohl (chairman of the committee), Mr. Carlton M. Johnson, Mr. Eric S. Swartz, and Dr. Thomas A. Waltz.  Each of these members is independent under NASDAQ listing standards currently in effect.

Communicating with the Board of Directors

Under our Code of Business Conduct and Ethics, we have established an Open Door Policy and Hotline for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our Policy on Business Conduct and Ethics, including matters relating to accounting and auditing matters.  In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters.  Written communications from our stockholders and employees may be sent to: Peregrine Pharmaceuticals, Inc., Attention: Audit Committee Chair, 14282 Franklin Avenue, Tustin, California 92780.

In addition, the Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board on appropriate matters.  In addition, stockholders may communicate in writing with any particular director, or the directors as a group, by sending such written communication to: Board of Directors, Attention: Corporate Secretary, Peregrine Pharmaceuticals, Inc., 14282 Franklin Avenue, Tustin, California 92780.  Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s).  Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics.

Director Attendance at Annual Meetings of Stockholders

We have no policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend our annual meetings at which they stand for re-election.

DIRECTOR COMPENSATION

Members of the Board of Directors who are also our employees receive no additional compensation for serving as directors.  The following information outlines the compensation paid to our non-employee directors, including annual base retainer fees, meeting attendance fees, and option awards for the fiscal year ended April 30, 2008:

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Thomas A. Waltz, M.D.	$ 80,000 (5)	$10,383	-	$ 90,383
Carlton M. Johnson	$ 144,000 (3)	$10,383	-	$ 154,383
David H. Pohl	$ 80,000 (5)	$10,383	-	$ 90,383
Eric S. Swartz	$ 82,000 (4)	$10,383	-	$ 92,383

(1)
In fiscal year 2008, each non-employee director was eligible to receive an annual cash retainer fee of $60,000 per year and was eligible to receive a fee of $2,000 for each Board meeting attended, whether in-person or telephonically.  In addition, the chairman of the Audit Committee was eligible to receive an additional annual cash retainer fee of $60,000.  Each non-employee director is also eligible to receive a fee of $2,000 for each additional Company meeting attended in excess of four hours in length.

(2)
These amounts reflect non-cash expense recognized by us in fiscal year 2008 for a portion of the current year option awards to directors, rather than an amount paid to or realized by the director.  During fiscal year 2008, each Director was granted an option to purchase 250,000 shares of common stock of the Company at an exercise price of $0.39 per share.  Assumptions used in the valuation of option awards in accordance with FAS 123R is included in Note 3 “Stock-Based Compensation” in our Form 10-K for the period ended April 30, 2008, filed with the SEC on July 14, 2008.

As of April 30, 2008, each non-employee director held the following number of shares of common stock underlying outstanding stock options:

Director	Number of Shares Underlying Outstanding Stock Options
Thomas A. Waltz, M.D.	600,000
Carlton M. Johnson	1,300,000
David H. Pohl	600,000
Eric S. Swartz	950,000

(3)	Includes an annual base retainer of $60,000, an annual retainer of $60,000 for Mr. Johnson’s role as chairman of the Audit Committee, and meeting fees of $24,000.
(4)	Includes an annual retainer of $60,000 and meeting fees of $22,000.
(5)	Includes an annual retainer of $60,000 and meeting fees of $20,000.

PROPOSAL NO. 2: RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The next proposal on the agenda for the Annual Meeting will be ratifying the Board’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for current fiscal year ending April 30, 2009.  Our Board of Directors, upon the recommendation of its Audit Committee, has ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2009, subject to ratification by our stockholders.  Ernst & Young LLP has served in this capacity for each of the eight (8) years ended April 30, 2008, and has reported on the Company’s fiscal year 2008 consolidated financial statements.  During the eight (8) fiscal years ended April 30, 2008, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  The Audit Committee recommended to the Board that Ernst & Young LLP be re-appointed for fiscal year 2009.

Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Bylaws or otherwise.  However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to the Company for the fiscal years ended April 30, 2008 and 2007 by Ernst & Young LLP, our independent registered public accounting firm:

	2008	2007
Audit fees	$293,000	$339,000
Audit related fees	-	-
Tax fees	27,000	22,000
All other fees	2,000	2,000

Total fees	$322,000	$363,000

Audit fees pertain to the audit of our annual consolidated financial statements for fiscal year 2008 and 2007, including attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and timely reviews of our quarterly consolidated financial statements, consents, and review of documents filed with the Securities and Exchange Commission (“SEC”), including registration statements on Form S-3.

Tax fees relate to tax compliance services rendered in the preparation of our tax returns.

All other fees are attributable to the Company’s subscription to an Ernst & Young LLP online service used for accounting research purposes for fiscal year 2008 and 2007.

Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules.  From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by Ernst & Young LLP.

Ernst & Young LLP did not perform any professional services with respect to information systems design and implementation for the years ended April 30, 2008 and 2007.  The Audit Committee has considered whether the services provided by Ernst & Young LLP are compatible with maintaining that firm’s independence.

Report of the Audit Committee of the Board of Directors(*)

Each year, the Board of Directors appoints an Audit Committee to review the Company’s financial matters. We operate pursuant to a written Audit Committee Charter adopted by the Board of Directors.  In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the NASDAQ Marketplace Rules as currently in effect.  As part of our oversight of our Company’s financial statements, our Chairman of the Audit Committee reviews and discusses with both management and Ernst & Young LLP all annual and quarterly financial statements prior to their issuance.  In addition, our responsibilities include recommending to the Board an accounting firm to be hired as the Company’s independent registered public accounting firm.  We are also responsible for recommending to the Board that the Company’s financial statements be included in its Annual Report.  We have taken the following steps in making our recommendation that the Company’s financial statements be included in its Annual Report:

1.
The Audit Committee discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, for fiscal year ended April 30, 2008, those matters required to be discussed by Statement on Auditing Standards No. 61, including information regarding the scope and results of the audit.  These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

2.
The Audit Committee discussed with Ernst & Young LLP its independence and received from Ernst & Young LLP a letter concerning independence as required under applicable independence standards for auditors of public companies.  This discussion and disclosure helped the Audit Committee in evaluating such independence.

3.
The Audit Committee reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s audited consolidated balance sheet at April 30, 2008, and consolidated statements of operations, cash flows and stockholders’ equity for the fiscal year ended April 30, 2008.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board that the Company’s financial statements be included in its annual report for its fiscal year ended April 30, 2008.  The Audit Committee also recommended to the Board the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2009.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Carlton M. Johnson, Chairman of the Audit Committee
David H. Pohl
Eric S. Swartz
Thomas A. Waltz, M.D.

____________________________
*  The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSAL NO. 3: AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Introduction

Our Board of Directors (“Board”) is seeking approval of an amendment to our certificate of incorporation to give the Board’s authorization to effect a reverse stock split of our common stock issued and outstanding (the “Amended Certificate”), without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders, at any time before our 2009 annual meeting of stockholders.  The full text of the proposed Amended Certificate is attached to this Proxy Statement as Exhibit A.

The Amended Certificate as approved by our Board of Directors does not specify an exact ratio for the reverse stock split, but rather stipulates a range of between one-for-three and one-for-ten (the “Reverse Split”).  As such, in asking the stockholders to approve the Reverse Split, the Board is also asking the stockholders to grant to them the authority to set the ratio for the Reverse Split.  The Board of Directors, in its sole discretion, can elect to abandon the Reverse Split in its entirety or can determine an appropriate Reverse Split ratio between three and ten to one, depending on market conditions.  In setting the ratio for the Reverse Split, the intention of our Board of Directors would be to increase the stock price sufficiently above the $1.00 minimum bid price requirement that is required for continued listing on the NASDAQ Capital Market in order to sustain long term compliance with the listing requirements of the NASDAQ Capital Market.

If the Board of Directors implements the Reverse Split, the exact ratio for the Reverse Split will be fixed by the Board and a written notice of such determination will be distributed to the stockholders.  We believe that this discretion is essential because it provides the Board with the maximum flexibility to react to changing market conditions and to therefore act in the best interests of our Company and our stockholders.  Additionally, obtaining stockholder approval of the Reverse Split will enable us to avoid the additional time and expense of holding a special meeting of stockholders should our Board determine that it is in our best interest to implement the Reverse Split.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock.  Except for minimal adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of common stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split.  The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Split.

Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease.  As a result, the additional authorized shares of common stock will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by our stockholders, except as required by applicable laws and regulations.  In accordance with NASDAQ Stock Market Rules, we would be required to obtain prior stockholder approval if we intended to issue common stock, or securities convertible or exercisable for common stock, at a price less than the greater of book or market value of our common stock, in any transaction or series of transactions if the common stock to be issued has, or will have upon issuance, voting power equal to or in excess of twenty percent (20%) of the voting power outstanding before the issuance of such stock, as further defined by Nasdaq Rule 4350(i)(1)(D).  In addition, we do not have any present plan or intention to issue the additional shares of authorized but unissued common stock that would become available as a result of the proposed Reverse Split.

The Reverse Split is not part of a broader plan to take the Company private.

Reasons for the Reverse Split

The Board of Director’s primary objective in proposing the Reverse Split is to raise the per share trading price of our common stock.  The Board believes that by increasing the market price per share of our common stock, the Company may meet and maintain compliance with the listing requirements of the NASDAQ Capital Market.  The Board believes that the liquidity and marketability of our common stock will be adversely affected if it is not quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock.  The Board believes that current and prospective investors will view an investment in our common stock more favorably if our common stock remains quoted on the NASDAQ Capital Market.

The Board also believes that the Reverse Split and any resulting increase in the per share price of our common stock should also enhance the acceptability and marketability of our common stock to the financial community and investing public.  Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock.  Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks.  Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks.  Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above.  More specifically, we cannot assure you that after the Reverse Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on the NASDAQ Capital Market.

NASDAQ Requirements for Continued Listing on the NASDAQ Capital Market

The Company’s common stock is currently quoted on the NASDAQ Capital Market under the symbol “PPHM.”  On July 25, 2007, we received a deficiency notice from The NASDAQ Stock Market notifying us that we had not met the $1.00 minimum closing bid price requirement for thirty consecutive trading days as required under NASDAQ listing rules.  According to the NASDAQ notice, we were automatically afforded an initial “compliance period” of 180 calendar days, or until January 22, 2008, to regain compliance with this requirement.  After the initial 180 calendar day period, we remained noncompliant with the minimum closing bid price requirement but because we were in compliance with all other initial listing requirements, we were afforded an additional “compliance period” of 180 calendar days, or until July 21, 2008.  Because we did not regain compliance, e.g., the closing bid price of the Company’s common stock did not meet or exceed $1.00 per share for a minimum of ten (10) consecutive business day prior to July 21, 2008, on July 22, 2008 we received a notice from The NASDAQ Stock Market indicating that we were not in compliance with the minimum bid price requirement for continued listing, and as a result our common stock is subject to delisting.  On July 28, 2008, we requested a hearing with the NASDAQ Listing Qualifications Panel (“Panel”) to review the delisting determination.  Our request for a hearing will stay the delisting pending a decision by the Panel.  The hearing date has been set by the Panel for September 4, 2008.  At the hearing, we will present to the Panel our definitive plan to achieve and sustain long-term compliance with the listing requirements of the NASDAQ Capital Market.  If the Panel agrees, it has discretion to grant us a conditional listing (exemption) for an additional period of time not to exceed the earlier of 90 days from the date of its decision or 180 days from the date of the delisting notification.  Such conditional listing (exemption) will allow us time to conduct our 2008 Annual Meeting and seek stockholder approval of this Proposal No. 3.  If the Proposal No. 3 is approved by the stockholders, we will then have time to file the amendment to effect the reverse split and thereafter have a closing bid price of at least $1.00 for a minimum of ten (10) consecutive business days.

The Board of Directors has considered the potential harm to the Company of a delisting from the NASDAQ Capital Market and believes it is in the best interests of the Company and our stockholders for the Company to regain compliance with the minimum bid price listing standard.

Potential Disadvantages of a Reverse Stock Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by a factor of between three and ten.  We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time.  While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock by a multiple equal to the number of pre-split shares in the Reverse Split ratio to be determined by the Board of Directors, or result in any permanent increase in the market price of our stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success.  Should the market price decline after the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split.  In some cases, the per share stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels.  Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the Reverse Split will be maintained for any meaningful period of time, that the ratio of post- and pre-split shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Split.  A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization.  If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of the Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented.  This will increase the number of stockholders who hold less than a “round lot,” or 100 shares.  Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis.  Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although the Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

If approved by stockholders at the Annual Meeting and our Board of Directors decide that it is in the best interests of the Company and our stockholders to effect a reverse stock split, the Amended Certificate will be filed and the establishment of an appropriate ratio for the Reverse Split will be established based on several factors existing at the time.  Our Board will consider, among other factors, prevailing market conditions, the likely effect of the Reverse Split on the market price of our common stock, and on our compliance with applicable listing requirements, and the marketability and liquidity of our common stock.  The actual timing of the filing of the Amended Certificate with the Secretary of State of the State of Delaware to effect the Reverse Split will be determined by the Board.  Also, if for any reason the Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Amended Certificate, without further action by our stockholders.  The Reverse Split will be effective as of the date and time set forth in the Amended Certificate (the “Effective Time”).

Upon the filing of the Amended Certificate, without further action on the part of the Company or the stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock calculated in accordance with the terms of the Amended Certificate, such reduced number of shares being referred to herein as the “New Common Stock,” based on a reverse split ratio of between one-for-three and one-for-ten.  For example, if you presently hold 1,000 shares of common stock, you would hold 200 shares of common stock following a one-for-five reverse split.

Effect on Outstanding Shares, Options, and Certain Other Securities

If the Reverse Split is implemented, the number of shares of our common stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from the issuance of one whole share in exchange for any fractional shares that such stockholder would have received as a result of the Reverse Split.  The number of shares of common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with their terms as of the Effective Time.

Pursuant to the Rights Agreement (the “Rights Agreement”), dated as of March 16, 2006  between the Company  and  Integrity Stock Transfer Inc. (the “Rights Agent”),  following the Reverse Split, the number of rights (“Rights”) associated with each share of our common stock issued and outstanding shall be proportionately increased by the factor of the Reverse Split.  For example, if the Reverse Split is one-for-five, then each share of common stock following the Reverse Split will have 5 Rights.  In accordance with Section 12 of the Rights Agreement, this Proxy Statement shall also serve as the certificate relating to an adjustment of Rights that is required to be filed with the Rights Agent and mailed to each stockholder.

Effect on Par Value

The amendment to our certificate of incorporation, if the proposed reverse stock split is implemented, will not change the per share par value of our common stock.

Effect on Registration and Stock Trading

Our common stock is currently registered under Section 12(b) of the 1934 Act and we are subject to the periodic reporting and other requirements of the 1934 Act. The proposed reverse stock split will not affect the registration of our common stock under the 1934 Act.

If the proposed reverse stock split is implemented, our common stock will continue to be reported on the NASDAQ Capital Market under the symbol “PPHM” (although the letter “d” will be added to the end of the trading symbol for a period of 20 trading days from the effective date of the reverse stock split to indicate that the reverse stock split has occurred).

Mechanics of Reverse Stock Split

If this Proposal No. 3 is approved by the stockholders at the Annual Meeting and our Board of Directors decides that it is in the best interests of the Company and our stockholders to effectuate a reverse stock split (i.e., we have not otherwise regained compliance with NASDAQ’s minimum bid requirement), stockholders will be notified that the reverse stock split has been effected.  The mechanics of the reverse stock split will differ depending upon whether shares held in brokerage accounts or “street name” or whether they are registered directly in a stockholder’s name and held in certificate form.

•
Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further action to effect the exchange of their shares. If a stockholder’s shares are held in street name, the number of shares the stockholder holds will automatically be adjusted to reflect the reverse stock split on the effective date rounded up to the nearest whole share if the number of shares are not evenly divisible by the ratio of the Reverse Split.

•
If a stockholder’s shares are registered directly in the stockholder’s name and are certificated, as of the Effective Time of the Reverse Split, if effected, each certificate representing shares of our common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Split, and will be automatically rounded up to the next whole share if not evenly divisible by the ratio of the Reverse Split.  The number of exact shares each stockholder owns will also be maintained by Integrity Stock Transfer (the “Transfer Agent”).  THEREFORE, STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION AND SHOULD NOT SUBMIT INSTRUCTIONS TO THE TRANSFER AGENT REQUESTING TO EXCHANGE THEIR CERTIFICATES OF PRE-SPLIT SHARES FOR CERTIFICATES REPRESENTING POST-SPLIT SHARES. Each current outstanding stock certificate as of the Effective Time, shall be deemed valid and outstanding for the reduced number of shares of our common stock resulting from the Reverse Split, and will be automatically rounded up to the next whole share if not evenly divisible by the ratio of the Reverse Split.

Payment for Fractional Shares

No fractional shares of common stock would be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Split, will automatically be entitled to receive an additional share of common stock.

For example, if the Board selects a Reverse Split of one-for-five, then a stockholder who holds 52 shares on a pre-split basis would be issued eleven (11) whole shares on a post-split basis.

Accounting Consequences

The Reverse Split will not affect the common stock capital account on our balance sheet.  However, because the par value of our common stock will remain unchanged on the Effective Time, the components that make up the common stock capital account will change by offsetting amounts.  Specifically, on our balance sheet, the common stock value would be adjusted downward in respect of the shares of the New Common Stock to be issued in the Reverse Split, such that the common stock value would become an amount equal to the aggregate par value of the shares of New Common Stock being issued in the Reverse Split.  The additional paid-in capital amount recorded on our balance sheet would be increased by an amount equal to the amount by which the common stock was decreased.  Additionally, net loss per share would increase proportionately as a result of the Reverse Split since there would be fewer shares outstanding.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed Amended Certificate to effect the reverse stock split, and the Company does not intend to independently provide stockholders with any such right.

Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences of the Reverse Split that we anticipate would affect our stockholders.  This summary is based on the United States federal income tax laws as currently in effect and interpreted, and does not take into account possible changes in such laws or interpretations.  This summary is provided for your general information only and does not address all aspects of the possible federal income tax consequences of the Reverse Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON.  In particular, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws, and does not address any consequences of the Reverse Split under any state, local or foreign tax laws.

ACCORDINGLY, YOU MUST CONSULT WITH YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE SPLIT TO YOU, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

We believe that our stockholders who exchange their pre-Reverse Split shares of common stock solely for post-Reverse Split shares of common stock should generally recognize no gain or loss for federal income tax purposes.  A stockholder’s aggregate tax basis in the post-Reverse Split shares of common stock to be received should be the same as the aggregate tax basis in the pre-Reverse Split shares of common stock to be exchanged.  The holding period of the post-Reverse Split shares of common stock received should include the period during which the surrendered common stock was held, provided all such common stock was held as a capital asset at the Effective Time.

The Company will not recognize any gain or loss for accounting or tax purposes as a result of the Reverse Split.

Our beliefs regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service, federal, state or local courts, and there can be no assurance that the Internal Revenue Service or the courts will concur with the positions expressed above.  The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on where he or she resides.

Vote Required

Provided a quorum is present, the affirmative vote of a majority of the voting power of the outstanding shares of common stock is required to approve the amendment to our certificate of incorporation that would allow our Board of Directors to effect the Reverse Split and grant the Board the authority, in its sole discretion, to establish the ratio for the Reverse Split at up to one-for-ten (but not less than one-for-three), or to abandon the amendment and the Reverse Split contemplated thereby.  Votes may be cast for or against the proposal or you may abstain.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL NO. 4: 2008 STOCK INCENTIVE PLAN

Introduction

On August 8, 2008, the Compensation Committee recommended and our Board of Directors approved, subject to stockholder approval, the 2008 Stock Incentive Plan (the “Incentive Plan”).  The Board of Directors approved the Incentive Plan to help us:

•	Attract, retain, motivate and reward officers, employees, directors, consultants and other service providers of the Company;
•	Provide equitable and competitive compensation opportunities;
•	Recognize individual contributions and reward achievement of our goals; and
•	Promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

The Board of Directors and the Compensation Committee believe that awards linked to common stock and awards with terms tied to our performance can provide incentives for the achievement of important performance objectives and promote the long-term success of the Company.  Therefore, they view the Incentive Plan as a key element of our overall compensation program.

The material features of the Incentive Plan are summarized below.  The summary is qualified in its entirety by reference to the specific provisions of the Incentive Plan, the full text of which is set forth as Exhibit B to this Proxy Statement.

Administration

The Compensation Committee, composed of not less than two independent directors appointed by the Board, will administer the Incentive Plan.  Each member of the Compensation Committee shall, at all times during their service as such, be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.  In the case of options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, the committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code.  The Compensation Committee shall have conclusive authority to construe and interpret the Incentive Plan and any award agreement entered into under the Incentive Plan, and to establish, amend and rescind administrative policies for the administration of the Incentive Plan and such additional authority as the Board may from time to time determine is necessary or desirable.

Eligibility

Those persons eligible to participate in the Incentive Plan shall include officers and other employees, non-employee directors and consultants of the Company and its subsidiaries.

Shares Subject to the Incentive Plan

The total number of shares of Common Stock available under the Incentive Plan shall be 15,000,000, subject to adjustment as provided in the Incentive Plan.  In the event that Proposal No. 3 is approved by the stockholders, and the Reverse Split is effected, the foregoing share amount will be reduced proportionately based upon the reverse split ratio.

Participation

The Compensation Committee shall select, from time to time, officers, employees, non-employee directors and consultants who, in the opinion of the Compensation Committee, can further the Incentive Plan’s purpose, and the Compensation Committee shall determine the type or types of awards to be made to the participants.  The terms, conditions and restrictions of each award shall be set forth in an award agreement.

Structure of the Incentive Plan

The Incentive Plan shall be divided into two separate equity programs, (i) the “Discretionary Option Grant Program” under which eligible persons may, at the discretion of the Incentive Plan Administrator, be granted options to purchase shares of common stock, and (ii) the “Stock Issuance Program” under which eligible persons may, at the discretion of the Incentive Plan Administrator, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Company (or any parent or subsidiary).

Change in Control

In the event of a “change in control” of the Company, stock options not otherwise exercisable shall become fully exercisable.

Federal Income Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company in connection with awards granted under the Incentive Plan.  Tax consequences for any particular individual may be different, and each individual should consult his or her tax advisor regarding the specific tax consequences of any award grants under the Incentive Plan.  This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws.

Non-Statutory Stock Options.    No taxable income is reportable when a non-statutory stock option is granted to a participant.  Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options).  If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss.  If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Restricted Stock.    A participant will not have taxable income upon grant unless he or she elects to be taxed at that time.  Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

Tax Effect on Company.  The Company generally will be entitled to a tax deduction in connection with an award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option).  Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers.  Under Section 162(m) of the Internal Revenue Code (the “Code”), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met.

Section 280G.  To the extent payments which are contingent on a change in control are determined to exceed certain Code limitations on “golden parachutes”, they may be subject to a 20% nondeductible excise tax and our deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A.  We intend for awards granted under the plan to comply with Section 409A of the Internal Revenue Code.  To the extent a grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% additional tax.

Incentive Plan Benefits

The exact types and amounts of any awards to be made by the Committee to any eligible employees pursuant to the Incentive Plan are not presently determinable.  As a result of the discretionary nature of the Incentive Plan, it is not possible to state who the participants in such Incentive Plan will be, the number of options or other awards to be received by any person or group, or the benefits or amounts that would have been received by certain persons or groups under such Incentive Plan during the last fiscal year if the Incentive Plan had been in effect during that year.

Approval of the Incentive Plan

Approval of the Incentive Plan requires the affirmative vote of a majority of votes cast.  Broker non-votes will not be treated as votes cast for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2008 STOCK INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

Share Ownership

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of August 15, 2008, by: (i) each stockholder known to us to beneficially own more than 5% of our Common Stock; (ii) each director and director nominee; (iii) our Chief Executive Officer, Chief Financial Officer, and our other Named Executive Officer for the year ended April 30, 2008; and (iv) all directors, director nominees, and Named Executive Officers of the Company as a group.  In general, “Beneficial Ownership” refers to shares that an individual or entity has the power to vote or dispose of, and any rights to acquire Common Stock that are currently exercisable or will become exercisable within 60 days of August 15, 2008.  Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner (a)	Number of Shares		Percent (b)
Carlton M. Johnson	1,132,043	(c)	*
Steven W. King	1,273,638	(c)	*
David H. Pohl	453,750	(c)	*
Eric S. Swartz	3,524,642	(c)(d)	1.55%
Thomas A. Waltz, M.D.	446,250	(c)	*
F. David King	161,685	(c)	*
Paul J. Lytle	831,416	(c)	*
All directors, director nominees and executive officers as a group (7 persons)	7,823,424	(c)(d)	3.39%
        _____________________
        *  Less than 1% of the outstanding shares of our Common Stock.

(a)	The address of all of our executive officers and directors is in c/o Peregrine Pharmaceuticals, Inc., 14282 Franklin Avenue, Tustin, California, 92780.

(b)
Percent of Common Stock computed on the basis of  shares outstanding at August 15, 2008, plus shares that could be acquired through the exercise of stock options that will become exercisable within 60 days of August 15, 2008.

(c)
Includes shares which the individuals shown above have the right to acquire as of August 15, 2008, or within 60 days thereafter, pursuant to outstanding stock options as follows: Mr. Johnson – 1,093,750 shares; Mr. Steven King – 1,182,083 shares; Mr. Pohl – 443,750 shares; Mr. Swartz – 793,750 shares; Dr. Waltz – 443,750 shares; Mr. F. David King – 100,000; and Mr. Lytle – 754,583 shares.  Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.

(d)
Includes 538,693 shares of Common Stock owned by Swartz Ventures, Inc. and 264,887 shares held in an Individual Retirement Account (“IRA”) for the benefit of Mr. Swartz.  Mr. Swartz has sole control over Swartz Ventures, Inc. and his IRA.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with The NASDAQ Stock Market.  Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).  Based solely on our review of the copies of such reports we received, and written representations from certain Reporting Persons that no other reports were required for those persons, to the best of our knowledge, we believe that during the year ended April 30, 2008, each of the Reporting Persons met all applicable Section 16(a) filing requirements other than Mr. Pohl who inadvertently did not timely file a Form 4 following his marriage to his current spouse who owned 10,000 shares of our common stock at the time of their marriage and subsequently transferred such shares into a joint account during fiscal year 2008.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Policies

Executive compensation programs affect all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations.  Because we believe the performance of every employee is important to our success, we are mindful of the effect executive compensation and incentive programs have on all of our employees.

Our Compensation Committee (the “Committee”) continuously evaluates the performance, and no less frequently than annually, determines or modifies the compensation of our Chief Executive Officer (“CEO”) and our other executive officers based upon a number of factors, including our attainment of certain corporate goals and clinical milestones approved by the Committee, individual performance and contribution towards the attainment of our corporate goals, levels of responsibility and experience, and breadth of knowledge.  In addition, we currently do not fund retirement programs, company cars or other expensive perquisites for our executives.

The employment market for personnel and executives with experience in the biotechnology and pharmaceutical industry in Southern California is very competitive because there are many pharmaceutical, biotechnology and medical device companies in that region.  The majority of our competitors in this geographic area have more resources than we do which makes it more difficult for us to hire and retain key personnel.  As a result, the Committee must establish compensation packages that will enable the Company to be competitive with the local market.

Given the competitive environment in which we operate, the compensation philosophy of the Committee with respect to our executive officers, including the CEO, is:

•
to maintain an overall compensation structure designed to attract, retain and motivate executives of outstanding ability who are critical to our long-term success by providing appropriate levels of risk and reward, in proportion to individual contribution and performance;

•
to establish appropriate incentives to further the Company’s long-term strategic plan and to hold executives accountable, through their compensation, for their individual and corporate performance; and

•	to align the interests of executives with those of the stockholders.

The Chief Executive Officer, who attends most meetings of the Compensation Committee, assists the Committee in determining the compensation of all other executive officers by, among other things:

•	Setting the base salaries of the other executive officers within limits established by the Committee;
•
Establishing annual individual performance objectives for the other executive officers and evaluating their performance against such objectives (the Committee reviews these performance evaluations); and

•	Making recommendations, from time to time, for special stock option grants (e.g., for motivational or retention purposes) to other executive officers.

The other executive officers do not have a role in determining their own compensation, other than discussing their annual individual performance objectives with the President and Chief Executive Officer.

Components of Our Executive Compensation Program

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation.  Instead, the Committee, after reviewing information gathered from an outside compensation database, determines subjectively what it believes to be the appropriate level and mix of the various compensation components.

The primary elements of our executive compensation program are:

•	base salary;
•	annual incentive bonuses paid in cash or stock;
•	stock option awards; and
•	severance, change in control and other benefits.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives.  When establishing base salaries for fiscal year 2008, the Committee considered various data regarding the base salaries of executive officers in comparable positions at other biotechnology companies.  Additional factors included, but were not limited to, company size, market capitalization, stage of development of a company’s products and geographic location.  The Committee also considered the individual experience level and actual performance of each executive officer in light of Peregrine’s needs and objectives.  The Committee did not retain the services of a compensation consultant because it felt that compensation levels were well within the range of comparable companies in the geographical area, and therefore did not feel the additional cost was justifiable.

Base salaries are reviewed at least annually by our Compensation Committee, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience, subject to minimum salary requirements set forth in applicable employment agreements.  Base salaries may be increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives as well as our combined success in meeting corporate goals, including research and clinical milestones.  An executive’s base salary is also evaluated by reviewing the executive’s other compensation components to ensure that the executive’s total compensation is in line with our overall compensation philosophy as discussed above.  Mr. Steven King’s annual base salary is well within the range of comparable companies at $353,750 and has remained unchanged since May 7, 2006.

Annual Incentive Bonus

The Compensation Committee believes that a necessary component of our executive compensation program is an annual incentive bonus.  Although the Company and its employees achieved a number of important milestones during fiscal year 2008, the Committee did not implement a formal incentive bonus program in an effort to conserve financial resources.  Currently, for fiscal year 2009, the Committee is in the process of developing a program that will reward executives for the attainment of to be determined corporate goals.

Stock Option Awards and Grant Practices

Stock awards to our executive officers are periodically granted by the Board of Directors at their discretion.  The grant date of annual and other grants is either on the date the Board of Directors approves the grants or on a pre-selected later date, such as a future hire date.  In January 2008, the Board of Directors approved a broad grant of stock options to all employees, executive officers and non-employee directors of Peregrine.  The number of shares underlying the stock options granted to all employees and executive officers was based on a formula which considered years of service with the Company and the Compensation Committee’s evaluation of each recipient’s contributions to the Company.  Prior to this grant, the Board of Directors had not granted any stock options to any Named Executive Officers since October 2003 other than a new hire grant to Mr. David King on October 24, 2005, which grant was in accordance with the Company’s option granting policies.

Severance, Change-in-Control, and Other Benefits

Steven W. King is subject to an employment agreement with us dated March 19, 2003, pursuant to which he is employed as our President and Chief Executive Officer.  The agreement provides for an initial annual base salary of $270,000 and the grant of a stock option to purchase up to 200,000 shares of Common Stock, which option vested monthly over a period of 24 months.  The agreement provides that Mr. King shall serve as President and Chief Executive Officer for a minimum of six months.  Thereafter, Mr. King may terminate his employment upon 90 days notice.  Upon such termination, Mr. King shall receive six months’ base salary as severance.  We may terminate Mr. King’s employment at any time for “cause” (as defined in the agreement).  If Mr. King’s employment is terminated by us for any reason other than “cause”, or within 90 days following a “Change in Control” (as defined in the agreement), Mr. King shall receive six months’ base salary as severance, benefit continuation for six months, and two years to exercise any vested options.  Mr. King’s annual base salary has been $353,750 since May 7, 2006 and has remained unchanged through fiscal year 2008.

In addition, we maintain broad-based benefits that are provided to all employees, including health, dental, and vision insurance, life and disability insurance and a 401(k) plan.  Under the 401(k) plan, executive officers are allowed to contribute on the same basis as other employees of the Company as determined by IRS regulations.  To date, we have not made any matching employee contributions to the 401(k) plan.  In addition, executive officers are eligible to participate in the same employee benefit plans as all other employees.  The cost of health and dental insurance was 100% covered by the Company for executive officers during fiscal year 2008.  In addition, all employees, including executive officers, receive $50,000 in term-life insurance, long-term disability benefits, monthly dues for a health club membership through July 2008, and vision insurance at no cost to the employee.  We also provide all employees, including executive officers, the option to make pre-tax payroll deductions up to $2,500 per year under a flexible spending account plan that can be utilized for out-of-pocket medical, dental and other allowable expenses.  The Company also provides paid-time-off benefits to cover vacation and sick time and annually determined Company holidays.

Summary

The Compensation Committee believes Peregrine’s compensation programs are designed and administered in a manner consistent with its compensation philosophy and objectives.  We monitor these programs in recognition of the dynamic marketplace in which Peregrine competes for talent.  Peregrine intends to continue to emphasize pay-for-performance and equity-based incentive programs that reward executives for actual results and that are consistent with stockholder interests.

EXECUTIVE COMPENSATION

Executive Officers

The following table lists the executive officers of the Company as of April 30, 2008:

Name	Age	Position

Steven W. King	44	President and Chief Executive Officer, Director
Paul J. Lytle	40	Chief Financial Officer and Corporate Secretary
F. David King	52	Vice President of Business Development

Steven W. King has served as our President and Chief Executive Officer since March 2003.  From August 2002 to such date, Mr. King served as Chief Operating Officer of Peregrine.  From February 2000 to August 2002, Mr. King served as our Vice President of Technology and Product Development.  Mr. King joined Peregrine in 1997 in the capacity of Director of Research and Development.  Mr. King was responsible for planning and launching our wholly owned contract manufacturing subsidiary, Avid Bioservices, Inc., in 2002.  Mr. King has served as the President of Avid since its inception.  Mr. King was previously employed at Vascular Targeting Technologies, Inc., (formerly known as Peregrine Pharmaceuticals, Inc.) a company we acquired in 1997, which held the rights to the Vascular Targeting Agent technology.  Mr. King previously worked with Dr. Philip Thorpe, inventor of our Anti-Phosphatidylserine Immunotherapeutic and Vascular Targeting Agent technology platforms, at the University of Texas Southwestern Medical Center at Dallas and is a co-inventor on over 40 U.S. and foreign patents and patent applications in the Vascular Targeting Agent field.  Mr. King received his Bachelors and Masters degrees from Texas Tech. University in Cell and Molecular Biology.

Paul J. Lytle has served as Chief Financial Officer since August 2002 and has over 15 years of finance and accounting experience.  Mr. Lytle oversees various functions, including finance and accounting, financial reporting, Corporate Governance, investor relations, human resources and information technology.  Mr. Lytle started with Peregrine in March 1997 as Corporate Controller and has held positions of increasing responsibility at the company.  Mr. Lytle was promoted to Vice President of Finance and Accounting and was elected as the company’s Corporate Secretary in 2000.  Prior to joining Peregrine, Mr. Lytle worked for Deloitte & Touche LLP.  Mr. Lytle holds a BS in Business Administration from the California State University at Long Beach and is a certified public accountant in the State of California and a member of the American Institute of Certified Public Accountants.

F. David King has served as Vice President of Business Development since October 2005, has over 20 years of commercial experience in the biopharmaceutical industry, including sales, marketing and extensive business development experience.  His expertise in this area has led to the completion of significant corporate partnering deals with industry partners.  He has identified, negotiated and closed a wide range of transactions including out-license, in-license, co-promotion and joint development and marketing agreements.  Mr. King has an extensive network of contacts at biopharmaceutical companies in North America, Europe and Asia.  Mr. King was formerly employed with Medinox, Inc., in San Diego, where he served as Vice President, Corporate Development. Previously, Mr. King held several executive and management level positions at various pharmaceutical companies, including Maxim Pharmaceuticals, DepoTech Corporation (now SkyePharma Ltd.), and Glaxo Inc. (now GlaxoSmithKline).  He began his pharmaceutical industry career in sales and marketing for Stuart Pharmaceuticals (now AstraZeneca). Mr. King holds a bachelor’s degree in Business Administration from Goshen College in Goshen, Indiana.

Compensation Summary

The following table contains information with respect to the compensation for the fiscal years ended April 30, 2008 and April 30, 2007 of our chief executive officer, chief financial officer, up to three most highly compensated executive officers serving as executive officers at the end of the last completed fiscal year other than the chief executive officer and chief financial officer, and up to two additional executive officers who would have been one of our three most highly compensated executive officers, but who was not serving as an executive officer at the end of the last completed fiscal year.  We refer to the executive officers identified in this table as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE
Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (4)	Option Awards($) (5)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (6)	Total ($)
Steven W. King, President and Chief Executive Officer	2008 2007	384,534 (2) 373,588 (3)	- -	- 46,931	10,383 -	- -	17,746 16,200	412,663 436,719
Paul J. Lytle, Chief Financial Officer and Corporate Secretary	2008 2007	306,881 (2) 293,403 (3)	- -	- 37,263	6,230 -	- -	17,746 16,102	330,857 346,768
F. David King, Vice President, Business Development	2008 2007	210,000 210,000	- -	- 30,900	40,098 40,577	- -	11,490 10,340	261,588 291,817
______________________
(1)	Salary information is reported as of the last payroll paid prior to or immediately after April 30th of each fiscal year.
(2)
Includes the advancement of earned and accrued paid-time-off benefits (earned and accrued vacation benefits) in the amount of $30,784 for Mr. Steven King and $30,693 for Mr. Paul Lytle, to cover the aggregate purchase price of stock options exercised and federal and state mandatory tax obligations.

(3)
Includes the advancement of earned and accrued paid-time-off benefits (earned and accrued vacation benefits) in the amount of $21,761 for Mr. Steven King and $18,561 for Mr. Paul Lytle, to cover federal and state income taxes that were due upon the receipt of shares of common stock received under the Company’s Stock Bonus Plan.

(4)
Represents the non-cash dollar amount recognized for financial statement reporting purposes for the fair market value of shares of common stock earned under the Company’s Stock Bonus Plan for milestones achieved during fiscal year 2007 as follows:  Mr. Steven W. King – 34,173 shares; Mr. F. David King –  22,500 shares; and Mr. Paul J. Lytle – 27,133 shares.

(5)
Amounts reflect the stock-based compensation expense recognized for financial reporting purposes in fiscal year 2008 and 2007, in accordance with SFAS No. 123(R) for stock options granted in and prior to fiscal year 2008.  Assumptions used in the calculation of these amounts are included in Note 3 “Stock-Based Compensation” in our Form 10-K for the period ended April 30, 2008, filed with the SEC on July 14, 2008, which identifies assumptions made in the valuation of option awards in accordance with FAS 123R.  Amounts do not represent amounts paid to or realized by the Named Executive Officer.

(6)
Amounts shown in this column reflect the cost of benefits paid on behalf of the Named Executive Officer for health, dental, and vision benefits in addition to premiums paid for long-term disability and $50,000 in coverage for term life insurance.

Option Grants in Last Fiscal Year

The following table sets forth information with respect to stock option grants during fiscal year 2008 to our Named Executive Officers.  All options granted were at the fair market value on the date of grant as determined by the Board of Directors.  We have not included information for estimated future payouts under non-equity and equity incentive plan awards as we did not have an incentive plan established in fiscal year 2008.

Name	Options Granted	% of Total Options Granted	Exercise of base Price ($/Sh)	Expiration Date	Grant Date Fair Value (1)
Steven W. King	250,000	5.9%	$0.39	1/11/2018	$ 69,225
Paul J. Lytle	150.000	4.7%	$0.39	1/11/2018	$ 41,535
F. David King	100,000	2.4%	$0.39	1/11/2018	$ 27,690

(1)
Represents the estimated fair market value of options granted on the grant date based on the Black-Scholes valuation model.  The estimated fair value of stock options requires various judgmental assumptions including estimating stock price volatility, forfeiture rates, and expected life.  Assumptions used in the valuation of option awards in accordance with FAS 123R is included in Note 3 “Stock-Based Compensation” in our Form 10-K for the year ended April 30, 2008, filed with the SEC on July 14, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding unexercised stock options held by our Named Executive Officers as of fiscal year ended April 30, 2008:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Steven W. King	22,500	-	$1.59	5/27/2008
	130,000	-	$1.06	5/3/2009
	258,333	-	$0.34	12/22/2009
	150,000	-	$1.28	5/7/2011
	200,000	-	$0.55	3/19/2013
	350,000	-	$2.20	10/21/2013
	31,250	218,750 (1)	$0.39	1/11/2018

Paul J. Lytle	22,500	-	$1.59	5/27/2008
	130,000	-	$1.06	5/3/2009
	133,333	-	$0.34	12/22/2009
	135,000	-	$1.28	5/7/2011
	300,000	-	$2.20	10/21/2013
	18,750	131,250 (1)	$0.39	1/11/2018

F. David King	100,000	100,000 (2)	$1.05	10/24/2015
	-	100,000 (3)	$0.39	1/11/2018

____________________
(1)	Option will vest in twenty-four monthly installments beginning February 11, 2008.
(2)
Option will vest in four equal annual installments beginning one year from the date of grant.  Of the remaining 100,000 unexerciseable options, 50,000 options will vest on each of the following dates:  October 24, 2008 and October 24, 2009.

(3)	Option will vest in 50,000 share increments upon the closing of each licensing or partnering agreement, as further defined in the option agreement.

Option Exercises and Stock Vested Table

The following information sets forth stock options exercised by the Company’s Named Executive Officers during fiscal year 2008:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Steven W. King	15,000	$ 6,450
Paul J. Lytle	30,000	$12,900
_______________________
(1)
Represents the excess of the fair market value of the shares exercised on the exercise date over the aggregate exercise price of such shares.  The Named Executive Officers continue to hold the shares of common stock acquired on exercise as of the filing date.

Potential Payments Upon Termination or Change in Control

The following table sets forth the potential payments to our Named Executive Officers assuming a termination event or a change in control event occurred as of April 30, 2008:

POTENTIAL TERMINATION AND CHANGE IN CONTROL PAYMENTS

Name Executive Officer	Salary & Bonus ($)	Acceleration of Vesting of Equity Awards (2)	Other Payments ($)	Total ($)
Steven W. King (1)	176,875	-	9,374	186,249
Paul J. Lytle	-	-	-	-
F. David King	-	-	-	-
__________________
(1)
If Mr. King’s employment is terminated by us for any reason other than “cause”, or within 90 days following a “Change in Control” (as defined in the agreement), Mr. King shall receive six months’ base salary as severance, benefit continuation for six months, and two years to exercise any vested options.

(2)	All equity awards vest and become immediately exercisable in full upon a change in control event.

Compensation Committee Interlocks and Insider Participation

The following non-employee directors currently serve on the Compensation Committee of the Board of Directors:  Mr. Carlton M. Johnson, Mr. David H. Pohl, Mr. Eric S. Swartz, and Dr. Thomas A. Waltz.  There are no interlocks of executive officers or directors of the Company serving on the compensation committee or equivalent committee of another entity, which has any director or executive officer serving on the Compensation Committee, other committees or the Board of Directors of the Company.

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Eric S. Swartz, Chairman of the Compensation Committee
Carlton M. Johnson
David H. Pohl
Thomas A. Waltz, M.D.

Equity Compensation Plan Information

We maintain four equity compensation plans, the 1996 Plan, the 2002 Plan, the 2003 Plan, and the 2005 Plan.  The 1996, 2003 and 2005 Plans were approved by our stockholders while the 2002 Plan was not submitted for stockholder approval.

The 2002 Plan is a broad-based non-qualified stock option plan for the issuance of up to 3,000,000 options.  The 2002 Plan provides for the granting of options to purchase shares of our common stock at prices not less than the fair market value of our common stock at the date of grant and generally expire ten years after the date of grant.

In addition to the 2002 Plan, during 1999, we granted non-qualified options, which are not part of any compensation plan, to purchase up to an aggregate of 1,500,000 shares of our common stock.  As of April 30, 2008, options to purchase 181,664 shares of our common stock were outstanding.  The resale of the underlying shares of common stock is registered on a registration statement on Form S-3.

The following table sets forth certain information as of April 30, 2008 concerning our common stock that may be issued upon the exercise of options or pursuant to purchases of stock under all of our equity compensation plans approved by stockholders and equity compensation plans not approved by stockholders in effect as of April 30, 2008:

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options	(b) Weighted-Average Exercise Price of Outstanding Options ($/share)	(c) Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by stockholders	12,458,221	$ 1.23	1,146,770
Equity compensation plans not approved by stockholders	2,230,843	$ 1. 29	55,041
	14,689,064	$ 1.24	1,201,811

Comparison of Stockholder Return (‡)

The following graph shows a comparison of cumulative total returns for the Company, Nasdaq Market Index and a Nasdaq Peer group for the period beginning April 30, 2003 through April 30, 2008.  The total cumulative return on investment shown for the Company, the Nasdaq Market Index and the Nasdaq Pharmaceutical Index (Peer Companies Group Index) are based on the assumptions that on April 30, 2003, $100 was invested in the common stock of each Index and that all dividends were reinvested.  The Nasdaq Market Index and the Nasdaq Pharmaceutical Index were prepared by The Center for Research in Security Prices.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
VALUE OF INVESTMENT OF $100 ON APRIL 30, 2003

The underlying data for the foregoing graph is as follows:

	April 30, 2003	April 30, 2004	April 30, 2005	April 30, 2006	April 30, 2007	April 30, 2008
Peregrine Pharmaceuticals, Inc.	$100.00	$283.05	$205.08	$235.59	$169.49	$ 71.19
Nasdaq Pharmaceutical Index	$100.00	$122.42	$129.46	$149.54	$150.03	$118.43
Nasdaq Market Index (U.S.)	$100.00	$131.65	$131.71	$160.63	$176.82	$172.57
_______________________________
‡   The performance graph and the underlying data is not soliciting material, and is not incorporated into any past or future filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, including this Proxy Statement, in whole or in part.

OTHER MATTERS

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s next annual meeting of stockholders.  To be eligible for inclusion in the Company’s 2009 Proxy Statement, your proposal must be received by the Company no later than May 11, 2009, and must otherwise comply with Rule 14a-8.  While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

In addition, the Company’s Nominating Charter contains an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s Proxy Statement.  If you would like to nominate a director or bring any other business before the stockholders at the 2009 Annual Meeting, you must comply with the procedures contained in the Company’s Nominating Charter of the Board of Directors and you must notify the Company in writing and such notice must be delivered to or received by the Secretary no later than 90 days prior to the 2009 Annual Meeting.

The Nominating Charter of the Board of Directors provides that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company no later than 90 days prior to the relevant annual meeting.  Each notice must set forth (i) the name and address of the stockholder who intends to make the nomination(s) and the person(s) to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the stockholder; (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a director of the Company if so elected.  Any candidates recommended by stockholders for nomination to the Board will be evaluated in the same manner that nominees suggested by Board members, management or other parties.

You may write to the Secretary of the Company at the Company’s principal executive office, 14282 Franklin Avenue, Tustin, California 92780, to deliver the notices discussed above and for a copy of the relevant Nominating Charter of the Board of Directors regarding the requirements for making stockholder proposals and nominating director candidates.   In addition, the Nominating Charter of the Board of Directors can also be found on our website at www.peregrineinc.com (this website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement).

Other Matters

Neither the Board of Directors nor the management knows of any other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Peregrine Pharmaceuticals, Inc., Attention: Corporate Secretary, 14282 Franklin Avenue, Tustin, California 92780-7017.  If Exhibit copies are requested, a copying charge of $.20 per page will be made.  In addition, all of the Company’s public filings, including the Annual Report on Form 10-K, can be found on our website at www.peregrineinc.com (this website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement).

By Order of the Board of Directors, /s/ Paul J. Lytle Paul J. Lytle Chief Financial Officer and Corporate Secretary

August 27, 2008

EXHIBIT A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
PEREGRINE PHARMACEUTICALS, INC.,
A DELAWARE CORPORATION

PEREGRINE PHARMACEUTICALS, INC., a Delaware corporation organized and existing under and by virtue of the Delaware General Corporation Law (hereinafter referred to as the “Corporation”), hereby certifies as follows:

1.  That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing said amendment to be submitted to the stockholders of the Corporation at the 2008 Annual Meeting.  The resolutions set forth the proposed amendment as follows:

RESOLVED, that ARTICLE 4 of the Certificate of Incorporation of the Corporation be amended by adding the following paragraph at the end thereof:

“Reverse Stock Split.

Effective as of the close of business on the filing date of this Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), every [insert number ranging from three to ten] outstanding shares of Common Stock, par value $0.001, of the Corporation issued and outstanding or held in the treasury of the Corporation as of the close of business on ________ __, 200_ will automatically be combined, reclassified and changed into one (1) fully paid and non-assessable share of Common Stock, par value $0.001, without any further action by the holders of such shares; provided, however, that no fractional shares shall be issued. Stockholders who would otherwise be entitled to a fractional share will receive one whole share of common stock in lieu of such fraction.  No other exchange, reclassification or cancellation of issued shares shall be effected by this Amendment.”

2.  That thereafter, pursuant to resolution of the Board of Directors, an Annual Meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which Annual Meeting the necessary number of shares as required by statute were voted in favor of the amendment.

3.  That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by Steven W. King, its President & CEO, and attested to by Paul J. Lytle, its CFO & Corporate Secretary, this __ day of _______, 200_.

PEREGRINE PHARMACEUTICALS, INC, a Delaware corporation By: _______________________________________ Steven W. King, President & CEO

ATTEST:

__________________________________________
Paul J. Lytle, CFO & Corporate Secretary

A-1

EXHIBIT B

PEREGRINE PHARMACEUTICALS, INC.
2008 STOCK INCENTIVE PLAN

ARTICLE ONE
GENERAL PROVISIONS

I.              PURPOSE OF THE PLAN

This 2008 Stock Incentive Plan (the “Plan”) is intended to promote and advance the interests of Peregrine Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), and its stockholders by strengthening the Corporation’s ability to attract and retain individuals of training, experience and ability as officers, employees, non-employee directors and consultants and to furnish additional incentives to such key individuals to promote the Corporation’s financial success by providing them with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.            STRUCTURE OF THE PLAN

A.           The Plan shall be divided into two separate equity programs:

(i) the “Discretionary Option Grant Program” under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(ii) the “Stock Issuance Program” under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary).

B.           The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.          ADMINISTRATION OF THE PLAN

A.           The Plan will be administered by the Compensation Committee, composed of not less than two directors appointed by the Board.  Each member of the Compensation Committee shall, at all times during their service as such, be a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934.  The Compensation Committee (hereinafter also referred to as the “Plan Administrator”) shall have conclusive authority to construe and interpret the Plan and any award agreement entered into thereunder, and to establish, amend and rescind administrative policies for the administration of the Plan and such additional authority as the Board may from time to time determine is necessary or desirable.

B.           The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and the Stock Issuance Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable.  Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program and/or the Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

C.           Service on the Compensation Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee.  No member of the Compensation Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

IV.           ELIGIBILITY

A.           The persons eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program are as follows:

(i)  Employees,

(ii)  non-employee members of the Board or the board of directors of any Parent or Subsidiary of the Corporation, and

(iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary of the Corporation).

B.           The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine:

(i) with respect to option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and

(ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

C.           The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.            STOCK SUBJECT TO THE PLAN

A.           The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market.  The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 15,000,000 shares.  Such authorized share reserve includes the number of shares subject to the outstanding options, which are hereby incorporated into the Plan.

B.           Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to being exercised in full.  Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan.

C.           If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to:

(i) the maximum number and/or class of securities issuable under the Plan;

(ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year; and

(iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan.

Such adjustments to the outstanding options are to be effected in a manner, which shall preclude the enlargement or dilution of rights and benefits under such options.  The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM

I.             OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.  Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.           Exercise Price.

1.   The exercise price per share shall be fixed by the Plan Administrator at a price not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date; provided, however, that the Plan Administrator may fix the exercise price at less than 100% of Fair Market Value if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying Section 424(a) and 409A of the Code.

2.  The exercise price shall become immediately due upon exercise of the option and may, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

(i)  cash or check made payable to the Corporation,

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise, and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.           Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.  However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.           Effect of Termination of Service.

1.  The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)  Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option (which shall equal 1 year in the case of death or disability and ninety (90) days in the case of any other cessation of Service), provided no such option shall be exercisable after the expiration of the option term.

(ii)  Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

(iii)  Subject to clause C.2.(ii) below of this Section I, during the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service.  Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

2.  The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)  extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)  permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.           Shareholder Rights.  The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.           Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock and to reserve the right to repurchase any or all of those unvested shares should the Optionee thereafter cease to be in Service to the Corporation.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.           Limited Transferability of Options.  During the lifetime of the Optionee, options shall be exercisable only by the Optionee and shall be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.

II.            INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options.  Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options.  Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.           Eligibility.  Incentive Options may only be granted to Employees.

B.           Exercise Price.  The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date; provided, however, that the Plan Administrator may fix the exercise price at less than 100% of Fair Market Value if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying Section 424(a) and 409A of the Code

C.           Dollar Limitation.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).  To the extent the Employee holds two (2) or more such options that become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options, as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.           10% Shareholder.  If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.           CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

ARTICLE THREE
STOCK ISSUANCE PROGRAM

I.             STOCK ISSUANCES

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants.  Each such stock issuance shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below.

II.            STOCK ISSUANCE TERMS

A.           Purchase Price.

1.  The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

2.  Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

(i)  cash or check made payable to the Corporation,

(ii) past services rendered to the Corporation (or any Parent or Subsidiary), or

(iii)  any other valid consideration for the issuance of shares of Common Stock under Applicable Laws.

B.           Vesting Provisions.

1.  Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives.  The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

(i)  the Service period to be completed by the Participant or the performance objectives to be attained,

(ii)  the number of installments in which the shares are to vest,

(iii) the interval or intervals (if any) which are to lapse between installments, and

(iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

2.  Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.  The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested.  Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.  Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5.  The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares.  Such waiver shall result in the immediate vesting of the Participant’s interest in the shares as to which the waiver applies.  Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

ARTICLE FOUR
MISCELLANEOUS

I.           FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments.  The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.  In no event may the maximum credit available to the Optionee or Participant exceed the sum of:

(i) the aggregate option exercise price or purchase price payable for the purchased shares plus

(ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

The foregoing shall not be applicable to any executive officer or director of the Corporation where the extension of such credit would result in a violation of Section 402 of the Sarbanes-Oxley Act of 2002.

II.           SHARE ESCROW/LEGENDS

Unvested shares issued under the Plan may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III.           CHANGE IN CONTROL

A.           In the event of any Change in Control, each outstanding option under the Discretionary Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

B.           Outstanding repurchase rights, if any, shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control.

IV.           VESTING

Notwithstanding any other provision of this agreement, the vesting schedule imposed with respect to any option grant or share issuance shall not result in the Optionee or Participant vesting in fewer than 20% per year for five years from the date of the option grant or share issuance.

V.           TAX WITHHOLDING

A.           The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.           The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares.  Such right may be provided to any such holder in either or both of the following formats:

1.  Stock Withholding:  The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

2.  Stock Delivery:  The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

VI.           EFFECTIVE DATE AND TERM OF THE PLAN

A.           The Plan shall become effective immediately upon the Plan Effective Date.  Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date.  However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Corporation’s shareholders approve the Plan.  If such shareholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B.           All options outstanding as of the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan.  However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

C.           The Plan shall terminate upon the earliest of

(i) the tenth anniversary of the Plan Effective Date, and

(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares.

Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

VII.           AMENDMENT OF THE PLAN

A.           The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects.  However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval if so determined by the Board or pursuant to applicable laws or regulations.

B.           Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained any required approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan.  If such approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

VIII.        USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

IX.           REGULATORY APPROVALS; SECTION 409A COMPLIANCE STRATEGY

A.           The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.           No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq Stock Market, if applicable) on which Common Stock is then listed for trading.

C.           In order to qualify for the exception to Section 409A of the Code set forth in Treas. Reg. § 1.409A-1(b)(5)(i)(A), the exercise price for any option granted under the terms of the Plan shall not be less than the Fair Market Value of a share of Common Stock on the option grant date and the number of shares subject to the option shall be fixed on the option grant date.  In addition, no option shall be subject to any further deferral as described in Treas. Reg. § 1.409A-1(b)(5)(i)(C) and (D).

X.           NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.          Applicable Laws shall mean the legal requirements relating to the administration of stock option plans and the issuance of stock and stock options under federal securities laws, Delaware General Corporate Laws and securities laws, the Code, and the applicable laws of any foreign country or jurisdiction where options will be or are being granted under the Plan.

B.           Board shall mean the Corporation’s Board of Directors.

C.           Change in Control shall mean the occurrence of any one of the following events:

(a)           Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Affiliates or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Affiliates) together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of either (i) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“voting securities”) or (ii) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

(b)           When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease or any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month period) or by prior operation of this subsection (b); or

(c)           The shareholders of the Company shall approve (i) any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate eighty percent (80%) or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company.

(d)           Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other voting securities outstanding, increases (i) the proportionate number of Shares beneficially owned by any person to twenty percent (20%) or more of the Shares then outstanding or (ii) the proportionate voting power represented by the voting securities beneficially owned by any person to twenty percent (20%) or more of the combined voting power of all then outstanding voting securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence shall thereafter become the beneficial owner of any additional Shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a “Change of Control” shall be deemed to have occurred.

D.         Code shall mean the Internal Revenue Code of 1986, as amended.

E.          Common Stock shall mean the Corporation’s common stock.

F.          Corporation shall mean Peregrine Pharmaceuticals, Inc., a Delaware corporation, and its successors.

G.          Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

H.          Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.           Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J.           Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)  If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq Stock Market or any successor system.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)  If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)   If the Common Stock is at the time quoted on the OTC Bulletin Board , then the Fair Market Value shall be deemed equal to the closing bid price per share of Common Stock on the date in question.

(iv)    If the Common Stock is at the time then reported in the “Pink Sheets,” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the Fair Market Value shall be deemed equal to the most recent bid price per share of the Common Stock as of the date of question.

K.           Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

L.           1934 Act shall mean the Securities Exchange Act of 1934, as amended.

M.          Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

N.           Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant Program.

O.           Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

P.           Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

Q.          Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

R.           Plan shall mean the Corporation’s 2005 Stock Incentive Plan, as set forth in this document.

S.           Plan Administrator shall mean the Organization and Compensation Committee of the Board, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

T.           Plan Effective Date shall mean the date on which the Board adopted the Plan.

U.           Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

V.           Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

W.          Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

X.           Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

Y.            Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Z.            Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AA.        Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

BB.          10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

IF NOT OTHERWISE MARKED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS FOLLOWS: “FOR” ITEMS 1, 2, 3 AND 4.		PLEASE MARK VOTES AS SHOWN IN THIS EXAMPLE: ☒
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN ITEM 1.
ITEM 1. Election of Directors. Nominees: [01] Carlton M. Johnson; [02] Steven W. King; [03] David H. Pohl; [04] Eric S. Swartz; [05] Thomas A. Waltz, M.D.	☐	☐	☐	To withhold authority to vote for any one or more individual nominee(s), mark “FOR ALL EXCEPT” and write that nominee(s) number(s) on the line below:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 2, 3 AND 4.			FOR	AGAINST	ABSTAIN
ITEM 2. Ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2009.			☐	☐	☐
ITEM 3. Approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of our common stock.			☐	☐	☐
ITEM 4. Approve our 2008 Stock Incentive Plan.			☐	☐	☐
By my signature below, I confer to the named proxies discretionary authority on any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

☒ FOR NEW ADDRESS: ☐ Please write in your new address ð	______________________________________________________________________ ______________________________________________________________________

Signature _______________________ Date ______________ Signature _________________________ Date ______________
NOTE: Please sign as name appears on this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE

This Proxy is Solicited on Behalf of the Board of Directors
For the 2008 Annual Meeting of Stockholders
To Be Held Tuesday, October 21, 2008, at 10 a.m. PDT

The undersigned hereby appoints Steven W. King and Paul J. Lytle, or any one or all of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of PEREGRINE PHARMACEUTICALS, INC. to be held on October 21, 2008 and at any adjournment or postponement thereof, with all the power which the undersigned would possess if personally present and to vote, as specified on the reverse side, all shares of Common Stock which the undersigned may be entitled to vote at said meeting.

IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PERSONS NAMED ABOVE IN ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.  IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,
DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROXY